SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) MAY 16, 2003
                                                           ------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



        NEW YORK                   1-12451                11-2636089
        --------                   -------                ----------
     (State or other       (Commission File Number)     (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                     Number)




          1850 MCDONALD AVENUE, BROOKLYN, N.Y.              11223
          ------------------------------------              ------
          (Address of Principal Executive Offices)        (Zip Code)



                         Registrant's telephone number,
                       including area code, (718) 375-6700
                                            --------------


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ITEM 7:      FINANCIAL STATEMENTS AND EXHIBITS

             (c)     Exhibits.

             Exhibit
             Number            Description of Exhibit
             ------            ------------------------

             99.1 May 16, 2003 New York Health Care, Inc. earnings earnings release regarding the first quarter ended March 31, 2003.


ITEM  9:     REGULATION  FD  DISCLOSURE  (INFORMATION  REQUIRED  UNDER  ITEM  12
RESULTS OF OPERATIONS AND FINANCIAL CONDITION, IN ACCORDANCE WITH SEC RELEASE 33-8216 AND 34-47583 DATED MARCH 27, 2003)

     On May 16, 2003, New York Health Care issued a press release on the subject of its consolidated financial results for the first quarter ended March 31, 2003. A copy of that press release is attached to this report as Exhibit 99.1.

     The  press  release  contains  a "non-GAAP financial measure" as defined in
Item 10 of Regulation S-K under the Securities Exchange Act of 1934. The non-GAAP financial measure consists of a brief discussion of what the consolidated net loss for the first quarter would have been if New York Health Care had not recorded a non-cash, non-recurring, impairment to goodwill charge of $17,869,339 and a non-cash expense of $753,000, both of which resulted from the reverse acquisition transaction between New York Health Care and The Bio Balance Corp. of January 2, 2003. The press release noted that absent the impairment to goodwill charge and the non-cash expense charge, the consolidated net loss for the first quarter would have been $383,000, including net income from operations of the home health care segment of $156,000 offset by the operating losses of the Bio Balance segment of $539,000.

     Management believes that the information contained in the press release reconciles the non-GAAP financial measure with the most directly comparable GAAP financial measure, and that the press release provides useful information to investors to aid them in understanding the presentation of New York Health Care's consolidated financial results for the first quarter ended March 31, 2003 in its Form 10-Q report filed May 15, 2003 because the non-GAAP financial measure reflection of the actual operational results permits a comparison of operating results between the first quarters of 2002 and 2003.

     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 9 and in Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent expressly set forth by specific reference in such a filing.


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 22, 2003                                 NEW YORK HEALTH CARE, INC.



                                       By:   /s/  Jacob  Rosenberg
                                             ---------------------
                                             Jacob  Rosenberg
                                             Vice President and Chief Operating
                                             Officer, Chief Financial and
                                             Accounting Officer,  and  Secretary


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